EXHIBIT 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (“Amendment No. 1”) is dated as of February 4, 2021 by and between BOWL AMERICA INCORPORATED, hereinafter called the “Corporation”, and Cheryl A. Dragoo, hereinafter called “Dragoo.”

WHEREAS, the Corporation previously entered into an Amended and Restated Employment Agreement with Dragoo, dated as of September 26, 2019 (the “Employment Agreement”); and

WHEREAS, the parties desire to enter into Amendment No. 1 in order to extend the term of the Employment Agreement to expire at the end of the Corporation’s 2022 fiscal year.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereby agree as follows:

1.	Section 1 of the Employment Agreement is amended and restated as follows:

The Corporation hereby continues to employ Dragoo, and Dragoo hereby agrees to continue to work for the Corporation, for a term commencing on the Effective Date and expiring on June 27, 2022.

2.	Except for the amendment set forth in Section 1 above, the Employment Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date set above.

BOWL AMERICA INCORPORATED	ATTEST:

By: /s/ Merle Fabian	By: /s/ Albert B. Young
Name:	Albert B. Young
Its: Assistant Secretary	Assistant Treasurer

/s/Cheryl A. Dragoo
Cheryl A. Dragoo
Individually